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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 23, 2005

                          ML Asset Backed Corporation
        (as depositor for the Merrill Auto Trust Securitization 2005-1)
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                     333-109271               13-3891329
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(State or Other Jurisdiction      (Commission File Number)    (IRS Employer
     of Incorporation)                                      Identification No.)

    Four World Financial Center, North Tower,
             New York, New York                                   10800
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      (Address of Principal Executive Offices)                  (Zip Code)



                                (212) 449-0336
              --------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events
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Item 8.01.   Other Events.
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         On June 23, 2005, ML Asset Backed Corporation (the "Company") entered into an Amended and Restated Trust Agreement dated as of May 31, 2005 (the "Trust Agreement"), between the Company, as depositor (in such capacity, the "Depositor") and U.S. Bank Trust National Association, as owner trustee (in such capacity, the "Owner Trustee"), regarding Merrill Auto Trust Securitization 2005-1 (the "Trust"). Also on June 23, 2005, the Trust entered into (1) an Indenture dated as of May 31, 2005 (the "Indenture"), among the Trust, as issuer, HSBC Bank USA, National Association, as indenture trustee
(in such capacity, the "Indenture Trustee"), and U.S Bank National
Association, as securities administrator (in such capacity, the "Securities Administrator"), (2) a Sale and Servicing Agreement dated as of May 31, 2005 (the "Sale and Servicing Agreement"), among the Company, as Depositor, the Trust and U.S. Bank National Association, as master servicer (in such capacity, the "Master Servicer"), (3) a Receivables Purchase Agreement dated as of May 31, 2005 (the "Receivables Purchase Agreement"), between Merrill Lynch Bank USA ("MLBUSA"), as seller, and the Company, as purchaser, and (4) an Administration Agreement dated as of May 31, 2005 (the "Administration Agreement"), by and among the Trust, MLBUSA, as administrator, the Master Servicer and the Indenture Trustee.

         The Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Receivables Purchase Agreement and the Administration Agreement are annexed hereto as Exhibits 4.1, 4.2, 99.1, 99.2 and 99.3, respectively.

Section 9    Financial Statements and Exhibits
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Item 9.01.   Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired.
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         Not applicable.

(b)  Pro forma financial information.
     -------------------------------

         Not applicable.

(c)  Exhibits.
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Exhibit
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4.1      The Trust Agreement dated as of May 31, 2005, between the Company and the Owner Trustee.

4.2 The Indenture dated as of May 31, 2005, among the Issuer, the Indenture Trustee and the Securities Administrator.

99.1 The Sale and Servicing Agreement dated as of May 31, 2005, among the Company, the Trust and the Master Servicer.

99.2 The Receivables Purchase Agreement dated as of May 31, 2005, between MLBUSA and the Company.

99.3 The Administration Agreement dated as of May 31, 2005, among the Trust, MLBUSA, as administrator, the Master Servicer and the Indenture Trustee.



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   ML ASSET BACKED CORPORATION



                                   By: /s/ Theodore F. Breck
                                       ------------------------------------
                                       Name:   Theodore F. Breck
                                       Title:  Authorized Signatory

Date:  July 7, 2005

                                 Exhibit Index
                                 -------------

Exhibit
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4.1      The Trust Agreement dated as of May 31, 2005, between the Company and the Owner Trustee.

4.2 The Indenture dated as of May 31, 2005, among the Issuer, the Indenture Trustee and the Securities Administrator.

99.1 The Sale and Servicing Agreement dated as of May 31, 2005, among the Company, the Trust and the Master Servicer.

99.2 The Receivables Purchase Agreement dated as of May 31, 2005, between MLBUSA and the Company.

99.3 The Administration Agreement dated as of May 31, 2005, among the Trust, MLBUSA, as administrator, the Master Servicer and the Indenture Trustee.